Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

WY Secretary of State
FILED: 03/18/2019 08:33 AM
ID: 2019-000846408

Foreign Profit Corporation Articles of Domestication

Pursuant to W.S. 17-16-1801 the undersigned hereby applies for a Certificate of Domestication.

1. Corporation name:

Fovea Jewelry Holdings, Ltd.

2. Incorporated under the laws of: Nevada *(State of formation)*

3. Date of incorporation: 02/01/06 *(mm/dd/yyyy)*

4. Period of duration: Perpetual

(This is referring to the length of time the corporation intends to exist and not the length of time it has been in existence. The most common term used is "perpetual.")

5. Mailing address of the corporation:

30 N. Gould Street
Ste. 2984
Sheridan, WY 82801

6. Principal office address:

30 N. Gould Street
Suite 2984
Sheridan, WY 82801

7. Name and physical address of its registered agent:

(The registered agent may be an individual resident in Wyoming or a domestic or foreign business entity authorized to transact business in Wyoming. ***The registered agent must have a physical address in Wyoming.*** *If the registered office includes a suite number, it must be included in the registered office address. A Drop Box is not acceptable. A PO Box is acceptable if listed* ***in addition to a physical address.****)*

Name:	Registered Agents, Inc.
Address:	30 N. Gould St., Ste. R Sheridan, WY 82801

(If mail is received at a Post Office Box, please list above ***in addition to the physical address.****)*

RECEIVED
MAR - 4 2019
Secretary of State
Wyoming

8. Purpose or purposes of the corporation which it proposes to pursue in the transaction of business in Wyoming:

Transact any business that is lawful in the State of Wyoming.

9. Names and usual business addresses of its current officers and directors:

Office	Name	Address
President	Jianmin Zhang	30 N. Gould St., Ste. 2984, Sheridan, WY 82801
Vice President		
Secretary	Jianmin Zhang	30 N. Gould St., Ste. 2984, Sheridan, WY 82801
Treasurer	Jianmin Zhang	30 N. Gould St., Ste. 2984, Sheridan, WY 82801
Director	Jianmin Zhang	30 N. Gould St., Ste., 2984, Sheridan, WY 82801
Director		
Director		

10. Aggregate number of shares or other ownership units which it has the **authority to issue.**
(Itemize by classes, par value of shares, shares without par value and series, if any, within a class.)

499,000,000 shares of common stock, $0.001 par value per share and 1,000,000 shares of preferred Stock, $0.001 par value per share, of which 1,000,000 shares are Series A.

11. Aggregate number of **issued shares** or other ownership units.
(Itemize by classes, par value of shares, shares without par value and series, if any, within a class.)

498,290,601 shares of common stock, $0.00, par value per share and 1,000,000 of Series A preferred Stock, $0.001 par value per share.

12. The corporation accepts the constitution of the state of Wyoming in compliance with the requirement of Article 10, Section 5 of the Wyoming Constitution.

Signature: [signature] **Date:** 02/28/2019
(mm/dd/yyyy)

Print Name: Jianmin Zhang

Title: President Contact Person: Jianmin Zhang

Daytime Phone Number: 702-505-4599 Email: info@fovea-jewellry.com

(Email provided will receive annual report reminders and filing evidence)
**May list multiple email addresses*

REQUIRED ATTACHMENTS TO INCLUDE WITH THE FILING:

✔ **A certified copy of its original articles of incorporation and all amendments** currently certified within the last six (6) months by the proper officer of the state of formation.

✔ The completed application must be accompanied by an **original certificate of existence/good standing**, dated *not more than thirty (30) days* prior to filing in Wyoming, duly authenticated by the Secretary of State or other official having custody of corporate records in the state of formation.

Wyoming

Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Consent to Appointment by Registered Agent

I, Registered Agents Inc. , registered office located at
(name of registered agent)

30 N Gould St Ste R
Sheridan, WY 82801
voluntarily consent to serve

* ***(registered office physical address, city, state & zip)***

as the registered agent for Fovea Jewelry Holdings, Ltd.
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: Bill Havre **Date:** 01/30/2019
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: Bill Havre Daytime Phone: (307) 200-2803

Title: Assistant Secretary Email: reports@registeredagentsinc.com

Registered Agent Mailing Address (if different than above):

*** If this is a current registered agent changing their registered address on file, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:**
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

February 4, 2019

Job Number: C20190130-3908
Reference Number: 00011225897-25
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20060061794-15	Articles of Incorporation	5 Pages/1 Copies
20060061795-26	Convert In	2 Pages/1 Copies
20060129605-71	Amendment	1 Pages/1 Copies
20060711350-45	Amendment	1 Pages/1 Copies
20080807584-32	Amendment	1 Pages/1 Copies
20130807178-27	Stock Split	6 Pages/1 Copies
20130857818-23	Amendment	6 Pages/1 Copies
20150482076-35	Amendment	1 Pages/1 Copies
20180002783-91	Amendment	1 Pages/1 Copies
20180107612-58	Certificate of Designation	5 Pages/1 Copies

Respectfully,

Barbara K. Cegavske

Barbara K. Cegavske
Secretary of State

Certified By: Heather Christensen
Certificate Number: C20190130-3908

DEAN HELLER
Secretary of State
200 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20060061794-15
Dean Heller Secretary of State State of Nevada	Filing Date and Time 02/01/2006 10:20 AM
	Entity Number E0067062006-5

Articles of Incorporation
(PURSUANT TO NRS 78)

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	DYCAM, INC
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	The Corporation Trust Company of Nevada Name 6100 Neil Road, Suite 500 — Reno, NEVADA 89511 Street Address — City — Zip Code Optional Mailing Address — City — State — Zip Code
3. **Shares:** (number of shares corporation authorized to issue)	Number of shares with par value: 50,000,000 Par value: $ .001 Number of shares without par value: 1,000,000
4. **Names & Addresses, of Board of Directors/Trustees:** (attach additional page if there is more than 3 directors/trustees)	1. Paul Enright Name PO BOX 553 — Morrison, CO 80465 Street Address — City — State — Zip Code 2. Name Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5. **Purpose:** (optional-see instructions)	The purpose of this Corporation shall be: Any Lawful Purpose
6. **Names, Address and Signature of Incorporator:** (attach additional page if there is more than 1 incorporator)	Paul Enright — Signature Name PO BOX 553 — Morrison, CO 80465 Address — City — State — Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. Authorized Signature of R.A. or On Behalf of R.A. Company — 1/30/2006 Date James Martin Assistant Secretary

This form must be accompanied by appropriate fees. See attached fee schedule.

Articles of Incorporation
OF

Dycam, Inc.

Pursuant to NRS 78, the individual named below causes these Articles of Incorporation to be delivered to the Nevada Secretary of State for filing, and states as follows:

ARTICLE I

The name of the Corporation shall be Dycam, Inc.

ARTICLE II

Authorized Shares

Section 1: Number. The aggregate number of shares which the Corporation shall have authority to issue is Fifty Million (50,000,000) Common Shares of one class, with unlimited voting rights, all with par value of $.001, and one million (1,000,000) Preferred Shares, all with no par value, to have such classes and preferences as the Board of Directors may determine from time to time.

Section 2: Dividends. Dividends in cash, property or shares of the Corporation may be paid upon the stock, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.

ARTICLE III

Preemptive Rights

The holders of the capital stock of this Corporation shall not have the preemptive right to acquire additional unmissed Shares or treasury shares of the capital stock of this Corporation, or securities convertible into the shares of capital stock or carrying capital purchase warrants or privileges.

ARTICLE IV

Cumulative Voting

Cumulative Voting of shares of stock of the Corporation shall not be allowed or authorized in the election of the Board of Directors of the Corporation.

ARTICLE V

Provisions for the Regulation of the
Internal Corporate Affairs

The following provisions are inserted for the management of the business and for the regulation of the internal affairs of the corporation and the same are in furtherance of and not in limitation or exclusion of the powers conferred by law.

Section 1: Bylaws. The Board of Directors shall have the power to adopt, alter, amend or repeal, from time to time, such bylaws as it deems proper for the management of the affairs of the Corporation according to these Articles and the laws in such cases made and provided.

Section 2: Executive Committee. The Bylaws may provide for designation by the Board of Directors of an Executive Committee and one or more other committees, the personnel and authority of which and the other provisions relating to which shall be as may be set forth in the Bylaws.

Section 3. Place of Meetings. Both Stockholders' and Directors' meetings may be held either within or without the State of Nevada, as may be provided in the Bylaws.

Section 4: Compensation to Directors. The Board of Directors is authorized to make provisions for reasonable compensation to its members for their services as Directors. Any Director of the Corporation may also serve the Corporation in any other capacity and receive compensation therefor in any form.

Section 5: Conflicts of Interest. No transaction of the Corporation with any other person, firm or corporation, or in which this Corporation is interested, shall be affected or invalidated solely by: (a) the fact that any one or more of the Directors or Officers of this Corporation is interested in or is a director or officer of another corporation; or (b) the fact that any Director or Officer, individually or jointly with others, may be a party to or may be interested in any such contract or transaction.

Section 6: Registered Owner of Stock. The Corporation shall be entitled to treat the registered holder of any shares of stock of the Corporation as the owner thereof for all purposes, including all rights deriving from such shares, on the part of any other person, including, but not limited to, a purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes the registered holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such purchaser, assignee, transferee or other person. The purchaser, assignee or transferee of any of the shares of the Corporation shall not be entitled to: (a) receive notice the meeting of the Shareholders; (b) vote at such meetings; (c) sums payable to Shareholders, or (e) own, enjoy or exercise any other property or rights deriving from such shares against the Corporation, until such purchaser, assignee, or transferee has become the registered holder of such shares.

Section 7: Conduct of Business. The Corporation may conduct part or all of its business not only in the State of Nevada but also in every other state of the United States and the Direct of Columbia, and in any territory, district, and possession of the United States and in any foreign country, and the Corporation may qualify to do business in any of such locations and appoint an agent for service of process therein. The Corporation may hold purchase, mortgage, lease and covey real and personal property in any of such locations.

Part or all of the business of the Corporation may be carried on beyond the limits of the State of Nevada, and the Corporation may have one or more offices out of the State of Nevada.

Section 8: Action of the Shareholders. To the fullest extent now or hereafter permitted by Nevada Law, the vote or consent of a majority of the issued and outstanding shares of the Corporation entitled to vote on such matter shall be sufficient to approve any matter requiring shareholder action, including, but not limited to, the right from time to time, to amend, alter or repeal, or add any provisions to, the Corporation's Articles of Incorporation. Shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take at an action at any meeting at which the requisite number of shares entitled to vote thereon were present and voted may consent, in lieu of a meeting, to such action in writing in accordance with the procedures of Nevada Law, as then currently in place from time to time.

Section 9: Quorum For Voting. A quorum of Shareholders for any matter to come before any meeting of Shareholders of the Corporation shall consist of one-third of the issued and outstanding shares entitled to vote on the matter, except where a greater number is specifically required by the provisions of Nevada Law, as then currently in place from time to time.

Section 10: Restrictions on Stock. The Directors shall have the right, from time to time, to impose restrictions or to enter into agreements on behalf of the Corporation imposing restrictions on the transfer of all or a portion of the Corporation's shares, provided that no restrictions shall be imposed on the transfer of shares outstanding at the time the restrictions are adopted unless the holder of such shares consents to the restrictions.

Section 11: Indemnification of Directors. A director of the Corporation shall not be personally liable to the Corporation or to its shareholders for damages for breach of fiduciary duty as a director of the Corporation or to its shareholders for damages otherwise existing for (i) any breach of the director's duty of loyalty to the Corporation or to its shareholders; (ii) acts or omission not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) acts revolving around any unlawful distribution or contribution; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If Nevada Law is hereafter amended to eliminate or limit further liability of a director, then, in addition to the elimination and limitation of liability provided by the foregoing, the liability of each director shall be eliminated or limited to the fullest extent permitted under the provisions of Nevada Law as so amended. Any repeal or modification of the indemnification provided in these Articles shall not adversely affect any right or protection of a director of the Corporation under these Articles, as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this limitation of liability, prior to such repeal or modification.

Section 12: Indemnification. The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including, but not limited to attorney's fees) incurred by reason of the fact that he is or was a director or officer of the Corporation, he is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign corporation or other individual or entity of an employee benefit plan. The Corporation shall also indemnify any person who is serving or has served the Corporation as a director, officer, employee, fiduciary, or agent and that person's estate and personal representative to the

extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

ARTICLE VI

Registered Office and Agent, Initial Directors and Officers

The address of the initial registered office of the Corporation is 6100 Neil Road, Suite 500, Reno, NV 89511 and the name of the registered agent is The Corporation Trust Company of Nevada. The initial Board of Directors shall be Paul Enright individually. The initial officers shall be Paul Enright, President, Paul Enright, Secretary and Vice President. Books of accounts, records, documents, and other papers may be kept at the registered office of the Corporation or at such other place as may be determined by the Board of Directors.

ARTICLE VII

Initial Principal Office

The address of the initial principal office of the Corporation is 6100 Neil Road, Suite 500, Reno, NV 89511. The Principal Office of the Corporation may be relocated to such other place or places from time to time as may be determined by the Board of Directors.

ARTICLE VIII

Data Respecting Incorporator

The name and address of the Incorporator of this Corporation is as follows: CT Corporation System, 1675 Broadway, Denver, CO 80202.

ARTICLE IX

Effective Date

These amended Articles shall be begin on January 30, 2006 .

ARTICLE X

Name and Address Information

The name and mailing address of the individual who caused this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused is: CT Corporation System, 1675 Broadway, Denver, CO 80202.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Conversion
(PURSUANT TO NRS 92A.205)
Page 1

Filed in the office of	Document Number 20060061795-26
Dean Heller Secretary of State State of Nevada	Filing Date and Time 02/01/2006 10:20 AM
	Entity Number E0067062006-5

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion
(Pursuant to NRS 92A.205)

1. **Name and jurisdiction of organization of constituent entity and resulting entity:**

Dycam, Inc.
Name of *constituent* entity

Delaware — Jurisdiction
Corporation — Entity type *

and,

Dycam, Inc.
Name of *resulting* entity

Nevada — Jurisdiction
Corporation — Entity type *

2. **A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.**

3. **Location of plan of conversion: (check one)**

☐ The entire plan of conversion is attached to these articles.

☒ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐ The complete executed plan of conversion for the resulting *domestic limited partnership* is on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Conversion
(PURSUANT TO NRS 92A.205)

Page 2

ABOVE SPACE IS FOR OFFICE USE ONLY

4. **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):**

Attn: ______________________

c/o: ______________________

____

____

5. **Effective date of conversion (optional) (not to exceed 90 days after the articles are filed pursuant to NRS 92A.240)*:** January 30, 2006

6. **Signatures – must be signed by each foreign and domestic constituent entity as follows:**

An officer of each corporation whether or not for profit; all general partners of each limited partnership or limited-liability limited partnership; a manager of each a limited-liability company with managers or by one member if without managers; a trustee of a business trust; a managing partner of a limited-liability partnership; by one partner of a general partnership.

DYCAM INC.
Name of constituent entity

Signature	Title	Date
[signature]	President and Secretary	January 30, 2006

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **This statement must be included within the resulting entity's articles.**

Filing Fee $350.00

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Filed in the office of	Document Number 20060129605-71
Dean Heller Secretary of State State of Nevada	Filing Date and Time 03/01/2006 2:00 PM
	Entity Number E0067062006-5

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: DYCAM, INC

2. The articles have been amended as follows (provide article numbers, if available):
NAME CHANGE TO MEKJU PROCESSING INC

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: Greater than 50% of the oustanding.*

4. Effective date of filing (optional): ______
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ______

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20060711350-45
Dean Heller Secretary of State State of Nevada	Filing Date and Time 11/03/2006 8:00 AM
	Entity Number E0067062006-5

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Mekju Processing, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Name change to: AXIUM TECHNOLOGIES, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 90+% *

4. Effective date of filing (optional): ______ (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ______
Paul Enright, President and Secretary

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20080807584-32
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/10/2008 7:53 AM
	Entity Number E0067062006-5

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

AXIUM TECHNOLOGIES, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE II

Authorized Shares

Section 1: Number. The aggregate number of shares which the Corporation shall have authority to issue is One Hundred Million (100,000,000) Common Shares of one class, with unlimited voting rights, all with par value $.001, and One Million (1,000,000) Preferred Shares, all with no par value, to have such classes and preferences as the Board of Directors may determine from time to time.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: N/A

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
	20130807178-27
Ross Miller	Filing Date and Time
Secretary of State	12/10/2013 2:32 PM
State of Nevada	Entity Number
	E0067062006-5

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations

(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Axium Technologies, Inc.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Common Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

A Reverse Stock Split of 1000:1 with a minimum of 100 shares retained down to the beneficial holder level. All fractional shares will be rounded up to the nearest whole share. This action is pursuant to Court Ordered Receivership dated 9/9/2013 and Board Resolution dated 12/2/2013. Copies are attached with this filing.

5. Effective date of filing: (optional) 12/10/2013

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X ______________________

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DATE FILED: September 9, 2013

DISTRICT COURT, CITY AND COUNTY OF DENVER, STATE OF COLORADO Address: 1437 Bannock Street Denver, Colorado 80202 Telephone No.: (720) 865-8301	DATE FILED: September 3, 2013 1:51 AM
Plaintiff: X-CLEARING CORPORATION, a Colorado corporation, n/k/a SOMERSET CAPITAL LTD. vs. **Defendants:** AXIUM TECHNOLOGIES, INC., f/k/a DYCAM, INC., a Nevada corporation	▲ COURT USE ONLY ▲
Attorney for Plaintiff: Burkeley N. Riggs (#29822) MOYE WHITE LLP 16 Market Square, 6th Floor 1400 16th Street Denver, Colorado 80202-1486 Telephone No.: (303) 292-2900 Facsimile No.: (303) 292-4510 Email: burke.riggs@moyewhite.com	Case No.: 2013CV32995 Courtroom: 376

ORDER GRANTING VERIFIED MOTION FOR APPOINTMENT OF RECEIVER

THIS MATTER is before the Court on Plaintiff's Verified Motion for Appointment of Receiver ("Motion"). The Court, being fully advised in the matter, and good cause having been shown, hereby FINDS:

1. Jurisdiction and venue are proper.

2. The allegations set forth in the Motion establish a right to the appointment of a receiver.

3. Mr. Stevens is a suitable party to be appointed as receiver over Axium Technologies, Inc. ("Axium"), f/k/a Dycam, Inc., and its assets and liabilities.

4. Pursuant to C.R.C.P. 66, Plaintiff is entitled to request the appointment of a receiver for Axium and all of its assets of any kind or nature whatsoever.

IT IS THEREFORE ORDERED, ADJUDGED, AND DECREED:

1. Robert L. Stevens is appointed receiver for Axium, its assets and liabilities.

2. Mr. Stevens need not post a bond, but shall forthwith file his Oath of Receiver.

3. Mr. Stevens is hereby given the specific power to:

   A. Take immediate control, to the exclusion of all others, over Axium and all of its assets including, without limitation, all of Axium's cash, bank and deposit accounts; accounts receivable, notes receivable, and other receivables; business investments and interest, whether legal or equitable, direct or indirect, in other business enterprises; tangible personal property; general intangibles; inventory; investment property; payment intangibles; real property; water rights; claims, causes of action, and choses of action of any kind or nature; instruments, documents, chattel paper, intellectual property, and letter-of-credit rights; and Axium's books and records and other papers, including the company's shareholder books and records (collectively the Receivership Property");

   B. Manage, maintain, protect and preserve the Receivership Property as reasonably necessary to maximize the value and prevent diminution of its value; take possession of all bank and other deposit accounts of Axium and all funds therein; and open, transfer and change all bank and trade accounts relating to Axium and the Receivership Property, so that all such accounts are in the name of Mr. Stevens;

   C. Close Axium's bank accounts and transfer the funds to one or more bank accounts at a bank or banks, financial institutions, mutual funds, brokerage institutions or other commercial depositories in the Denver, Colorado metropolitan area selected by Mr. Stevens, in his name;

   D. Collect rents and revenues, income, profits, and other benefits of Axium or the Receivership Property;

   E. Collect all accounts, accounts receivable, notes receivable, income, profits and proceeds which are part of the Receivership Property or represent proceeds of the Receivership Property; including, as necessary, negotiate and deposit checks made payable to Axium into accounts maintained by Mr. Stevens, and, as necessary, to collect and review mail directed to Axium in order to collect incoming accounts receivable;

F. Investigate the assets and liabilities of Axium, and report to this Court, within ninety (90) days after entry of this Order, regarding the nature of the assets and liabilities of the Receivership Property;

G. Pay expenses, bills, taxes, insurance and other legal obligations of Axium;

H. Retain legal counsel and to commence, file and maintain legal proceedings to protect the Receivership Property;

I. Retain persons to support his efforts, as necessary, to ensure the continued and proper operation of Axium;

J. Retain the transfer agent and to re-activate the company's trading market with the Depository Trust Company, if appropriate;

K. Sell any corporate assets to satisfy judgments against Axium; and

L. Do any and all acts necessary and convenient or incidental to the foregoing that the Receiver deems reasonably necessary to manage and preserve the Receivership Property.

4. Upon notice of this Order, Axium, and all persons in active concert and participation with it, including, without limitation, their current and former managers, members, agents, attorneys, accountants, banks, the transfer agent, FINRA, the DTCC, contractors, and all who claim under it, be, and the same hereby are, ordered to deliver immediately over to Mr. Stevens, or his agents, all Receivership Property, endorsed to Mr. Stevens where necessary, and continue to deliver immediately to Mr. Stevens any such property received at any time in the future and, where necessary or requested, to explain to Mr. Stevens all books, files, and other records relating to the operation, maintenance and management of the Receivership Property, and to permit Mr. Stevens to carry out his duties hereunder without interference. Any such person who fails to so act shall be subject to a contempt citation by the Court.

5. Mr. Stevens shall account to the Court for all sums received and expenditures made.

6. Mr. Stevens shall be compensated at the hourly rate of $200.00 for his services hereunder. Mr. Stevens' compensation for services under this Order and his reasonable out-of-pocket expenses shall be paid on a monthly basis. Mr. Stevens shall submit to any counsel for this proceeding itemized billing statements of his professional services and other expenses.

Signed this 9th day of September, 2013.

By the Court:

Herbert L. Stern III

District Court Judge

Robert L. Stevens
Court Appointed Receiver for
Axium Technologies, Inc.
387 Corona Street, #555
Denver, CO, 80218

Special Meeting Held in Lieu
Corporate Resolution

IN A SPECIAL MEETING HELD TODAY, November 26, 2013 at the office of the Receiver at 2 PM in the afternoon:

FIRST

A motion was presented and passed to expunge all prior officers and directors of AXIUM TECHNOLOGIES, INC. the prior officers and directors, specifically Donald B. Coleman, Jack Fitzmaurice, and Joseph C. Roetheli and any other current officer or director are immediately relieved of their positions.

SECOND

It was passed and approved unanimously to reverse split the common stock of AXIUM TECHNOLOGIES, INC. on the ratio of one new share for each 1,000 old shares currently held (1:1000 RSS), down to the beneficial holder level with a minimum of 100 shares to be retained by each shareholder of record. Fractional shares will be rounded up to the nearest whole share.

THIRD

It will order First American Stock Transfer as transfer agent to effectuate these transactions and file necessary forms with FINRA and DTC upon receipt of the filed stamped copy from the Nevada Secretary of State. Nevada's Secretary of State will be notified by the Issuer and the filed stamped copy will be forwarded to the transfer agent for processing.

Signed this ~~20th~~ 10th day of ~~November~~ December, 2013 by:

[signature]

Robert L Stevens, Court Appointed Receiver
Acting under its statutory authority

State of Colorado, County of Denver

Notary
Sworn to and subscribed to me this 10th Day of December, 2013, by Robert L Stevens
My commission expires: 01/19/2014

(Seal) TAYLOR J SCOTT
Notary Public
State of Colorado

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090203

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20130857818-23
	Filing Date and Time 12/31/2013 10:30 AM
	Entity Number E0067062006-5

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Axium Technologies, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The Authorized Shares of the Company have been increased to 500,000,000 (500M) from 100,000,000 (100M) with a par value of .001. The par value is not changing. The Board Resolution authorizing such, dated 12/27/2013, is attached.

Previously filed on 12/10/2013 - A Reverse Stock Split of 1:1000 with a minimum of 100 shares retained by each shareholder down to the beneficial holder level. All fractional shares will be rounded up to the nearest whole share. This action is pursuant to a Court Ordered Receivership Appointment dated 9/9/2013 and a Board Resolution dated 12/2/2013. Copies are attached with this filing.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Court Order

4. Effective date and time of filing: (optional) Date: 12/31/2013 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROBERT L. STEVENS
Court Appointed Receiver
In District Court, City and County of Denver, Colorado, Case No. 2013-CV32995

AXIUM TECHNOLOGIES, INC.

387 Corona Street, #555
Denver, CO 80218

Special Meeting Held in Lieu
Corporate Resolution

IN A SPECIAL MEETING HELD TODAY, December 26, 2013, at the office of the Receiver at 5 PM in the afternoon:

FIRST

A motion was presented and passed to increase the Authorized Shares of the Company from 50,000,000 (50M) to 500,000,000 (500M)

SECOND

It will order First American Stock Transfer as transfer agent to effectuate this transaction and file necessary forms with FINRA and DTC upon receipt of the filed stamped copy from the Nevada Secretary of State. Nevada's Secretary of State will be notified by the Issuer and the filed stamped copy will be forwarded to the transfer agent for processing.

Signed this 26th day of December 2013 by

Robert L Stevens, Court Appointed Receiver
Acting under its statutory authority

State of Colorado, County of Denver

Notary
Sworn to and subscribed to me this 27 Day of December, 2013, by Aaron Crockett
My commission expires: 10/30/2017

(Seal)

AARON K CROCKETT
Notary Public
State of Colorado
Notary ID 20134063051
My Commission Expires Oct 30, 2017

DATE FILED: September 9, 2013

DISTRICT COURT, CITY AND COUNTY OF DENVER, STATE OF COLORADO Address: 1437 Bannock Street Denver, Colorado 80202 Telephone No.: (720) 865-8301	DATE FILED: September 9, 2013 11:31 AM DISTRICT COURT City & County of Denver, Colo. Certified to be full & true and correct copy of the original in my custody. DEC 27 2013 CLERK OF THE DISTRICT COURT By ____ Deputy Clerk
Plaintiff: X-CLEARING CORPORATION, a Colorado corporation, n/k/a SOMERSET CAPITAL LTD. vs. **Defendants:** AXIUM TECHNOLOGIES, INC., f/k/a DYCAM, INC., a Nevada corporation	▲ COURT USE ONLY ▲
Attorney for Plaintiff: Burkeley N. Riggs (#29822) MOYE WHITE LLP 16 Market Square, 6th Floor 1400 16th Street Denver, Colorado 80202-1486 Telephone No.: (303) 292-2900 Facsimile No.: (303) 292-4510 Email: burke.riggs@moyewhite.com	Case No.: 2013CV32995 Courtroom: 376

ORDER GRANTING VERIFIED MOTION FOR APPOINTMENT OF RECEIVER

THIS MATTER is before the Court on Plaintiff's Verified Motion for Appointment of Receiver ("Motion"). The Court, being fully advised in the matter, and good cause having been shown, hereby FINDS:

1. Jurisdiction and venue are proper.

2. The allegations set forth in the Motion establish a right to the appointment of a receiver.

3. Mr. Stevens is a suitable party to be appointed as receiver over Axium Technologies, Inc. ("Axium"), f/k/a Dycam, Inc., and its assets and liabilities.

4. Pursuant to C.R.C.P. 66, Plaintiff is entitled to request the appointment of a receiver for Axium and all of its assets of any kind or nature whatsoever.

IT IS THEREFORE ORDERED, ADJUDGED, AND DECREED:

1. Robert L. Stevens is appointed receiver for Axium, its assets and liabilities.

2. Mr. Stevens need not post a bond, but shall forthwith file his Oath of Receiver.

3. Mr. Stevens is hereby given the specific power to:

   A. Take immediate control, to the exclusion of all others, over Axium and all of its assets including, without limitation, all of Axium's cash, bank and deposit accounts; accounts receivable, notes receivable, and other receivables; business investments and interest, whether legal or equitable, direct or indirect, in other business enterprises; tangible personal property; general intangibles; inventory; investment property; payment intangibles; real property; water rights; claims, causes of action, and choses of action of any kind or nature; instruments, documents, chattel paper, intellectual property, and letter-of-credit rights; and Axium's books and records and other papers, including the company's shareholder books and records (collectively the Receivership Property");

   B. Manage, maintain, protect and preserve the Receivership Property as reasonably necessary to maximize the value and prevent diminution of its value; take possession of all bank and other deposit accounts of Axium and all funds therein; and open, transfer and change all bank and trade accounts relating to Axium and the Receivership Property, so that all such accounts are in the name of Mr. Stevens;

   C. Close Axium's bank accounts and transfer the funds to one or more bank accounts at a bank or banks, financial institutions, mutual funds, brokerage institutions or other commercial depositories in the Denver, Colorado metropolitan area selected by Mr. Stevens, in his name;

   D. Collect rents and revenues, income, profits, and other benefits of Axium or the Receivership Property;

   E. Collect all accounts, accounts receivable, notes receivable, income, profits and proceeds which are part of the Receivership Property or represent proceeds of the Receivership Property; including, as necessary, negotiate and deposit checks made payable to Axium into accounts maintained by Mr. Stevens, and, as necessary, to collect and review mail directed to Axium in order to collect incoming accounts receivable;

F. Investigate the assets and liabilities of Axium, and report to this Court, within ninety (90) days after entry of this Order, regarding the nature of the assets and liabilities of the Receivership Property;

G. Pay expenses, bills, taxes, insurance and other legal obligations of Axium;

H. Retain legal counsel and to commence, file and maintain legal proceedings to protect the Receivership Property;

I. Retain persons to support his efforts, as necessary, to ensure the continued and proper operation of Axium;

J. Retain the transfer agent and to re-activate the company's trading market with the Depository Trust Company, if appropriate;

K. Sell any corporate assets to satisfy judgments against Axium; and

L. Do any and all acts necessary and convenient or incidental to the foregoing that the Receiver deems reasonably necessary to manage and preserve the Receivership Property.

4. Upon notice of this Order, Axium, and all persons in active concert and participation with it, including, without limitation, their current and former managers, members, agents, attorneys, accountants, banks, the transfer agent, FINRA, the DTCC, contractors, and all who claim under it, be, and the same hereby are, ordered to deliver immediately over to Mr. Stevens, or his agents, all Receivership Property, endorsed to Mr. Stevens where necessary, and continue to deliver immediately to Mr. Stevens any such property received at any time in the future and, where necessary or requested, to explain to Mr. Stevens all books, files, and other records relating to the operation, maintenance and management of the Receivership Property, and to permit Mr. Stevens to carry out his duties hereunder without interference. Any such person who fails to so act shall be subject to a contempt citation by the Court.

5. Mr. Stevens shall account to the Court for all sums received and expenditures made.

6. Mr. Stevens shall be compensated at the hourly rate of $200.00 for his services hereunder. Mr. Stevens' compensation for services under this Order and his reasonable out-of-pocket expenses shall be paid on a monthly basis. Mr. Stevens shall submit to any counsel for this proceeding itemized billing statements of his professional services and other expenses.

Signed this 9th day of September, 2013.

By the Court:

Herbert L. Stern III

District Court Judge

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20150482076-35
Barbara K. Cegavske	Filing Date and Time 11/02/2015 10:53 AM
Barbara K. Cegavske Secretary of State State of Nevada	Entity Number E0067062006-5

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Axium Technologies, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

1. Name of Corporation: Wincash Resources, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 70%

4. Effective date and time of filing: (optional) Date: 11/17/15 Time: 9:00AM

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090204

Filed in the office of	Document Number
Barbara K. Cegavske	20180002783-91
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 01/03/2018 8:40 AM
	Entity Number E0067062006-5

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Wincash Resources, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

IT IS RESOLVED, that the Corporation is hereby authorized to amend its Articles of Incorporation to create change its name to Fovea Jewelry Holdings, Ltd.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100,000,000

4. Effective date and time of filing: (optional) Date: ______ Time: ______

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X ______________________

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada	Document Number **20180107612-58** Filing Date and Time **03/08/2018 8:00 AM** Entity Number **E0067062006-5**

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Fovea Jewelry Holdings, Ltd.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

IT IS HEREBY RESOLVED, the Corporation shall authorize 5,000,000 shares of Preferred Stock.

IT IS FURTHER RESOLVED, the Corporation shall designate 1,000,000 shares as Convertible Preferred Series A Stock.

IT IS FURTHER RESOLVED, that each holder of the Convertible Preferred Series A stock shall be entitled to 1,000 votes per share on any an all matters considered and voted on by the Corporation's Common Stock.

IT IS FURTHER RESOLVED, that 1 share of Convertible Preferred Series A Stock shall be convertible into 1,000 shares of Common Stock.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION OF CONVERTIBLE SERIES A PREFERRED STOCK OF FOVEA JEWELRY HOLDINGS, LTD.

It is hereby certified that:

1. The name of the Fovea Jewelry Holdings, Ltd [hereinafter called the "Corporation"].

2. The Certificate of Incorporation, as amended, of the Corporation authorizes the issuance of 5,000,000 (one million) shares of Preferred Stock, $.001 par value, and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares in one or more series and by resolution or resolutions, the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative, participating, optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Convertible A Series issue of Preferred Stock:

"**RESOLVED,** that the Board of Directors hereby fixes and determines the designation of the number of shares and the rights, preferences, privileges and restrictions relating to the Convertible Series Preferred Class A Stock, as follows:

(a) Designation. The series of Preferred Class A Stock created hereby shall be designated the Convertible Series Preferred Class A Stock [the "Preferred Stock"].

(b) Authorized Shares. The number of authorized shares of Preferred Class A Stock shall be 1,000,000 (one million) shares.

(c) Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, after setting apart or paying in full the preferential amounts due to Holders of senior capital stock, if any, the Holders of Preferred Class A Stock and parity capital stock, if any, shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the Holders of junior capital stock, including Common Stock, an amount equal to $.001 per share [the "Liquidation Preference"]. If upon such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to the Holders of the Preferred Class A Stock and parity capital stock, if any, shall be insufficient to permit in full the payment of the Liquidation Preference, then all such assets of the Corporation shall be distributed ratably among the Holders of the Preferred Class A Stock and parity capital stock, if any. Neither the consolidation or merger of the Corporation nor the sale, lease or transfer by the Corporation of all or a part of its assets shall be deemed a liquidation, dissolution or winding up of the Corporation for purposes of this Section (c).

(d) Dividends. The Preferred Class A Stock is not entitled to receive any dividends in any amount during which such shares are outstanding.

(e) Conversion Rights. Each share of Preferred Class A Stock shall be convertible, at the option of the Holder, into 1,000 (one thousand) fully paid and non-assessable shares of the Corporation's Common Stock. The foregoing conversion calculation shall be hereinafter referred to as the "Conversion Ratio."

(i) Conversion Procedure. Upon written notice to the Holder, the Holder shall effect conversions by surrendering the certificate(s) representing the Preferred Class A Stock to be converted to the Corporation, together with a form of conversion notice satisfactory to the Corporation, which shall be irrevocable. Not later than five [5] business days after the conversion date, the Corporation will deliver to the Holder, (i) a certificate or certificates, which shall be subject to restrictive legends, representing the number of shares of Common Stock being acquired upon the conversion; provided, however, that the Corporation shall not be obligated to issue such certificates until the Preferred Class A Stock is delivered to the Corporation. If the Corporation does not deliver such certificate(s) by the date required under this paragraph (e) (i), the Holder shall be entitled by written notice to the Corporation at any time on or before receipt of such certificate(s), to receive 100 Preferred Class A Stock shares for every week the Corporations fails to deliver Common Stock to the Holder.

(ii) Adjustments on Stock Splits, Dividends and Distributions. If the Corporation, at any time while any Preferred Class A Stock is outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock [whether payable in shares of its Common Stock or of capital stock of any class], (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue reclassification of shares of Common Stock for any shares of capital stock of the Corporation, the Conversion Ratio shall be adjusted by multiplying the number of shares of Common Stock issuable by a fraction of which the numerator shall be the number of shares of Common Stock of the Corporation outstanding after such event and of which the denominator shall be the number of shares of Common Stock outstanding before such event. Any adjustment made pursuant to this paragraph (e)(iii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. Whenever the Conversion Ratio is adjusted pursuant to this paragraph, the Corporation shall promptly mail to the Holder a notice setting forth the Conversion Ratio after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(iii) Adjustments on Reclassifications, Consolidations and Mergers. In case of reclassification of the Common Stock, any consolidation or merger of the Corporation with or into another person, the sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each Holder of Preferred Class A Stock then outstanding shall have the right thereafter to convert such Preferred Class A Stock only into the shares of stock and other securities and property receivable upon or deemed to be held by Holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon

such event to receive such amount of securities or property as the shares of the Common Stock into which such Preferred Class A Stock could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this paragraph (e)(iv) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(iv) Fractional Shares; Issuance Expenses. Upon a conversion of Preferred Class A Stock, the Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, but shall issue that number of shares of Common Stock rounded to the nearest whole number. The issuance of certificates for shares of Common Stock on conversion of Preferred Class A Stock shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder, and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(f) Voting Rights. Except as otherwise expressly provided herein or as required by law, the Holders of shares of Preferred Class A Stock shall be entitled to vote on any and all matters considered and voted upon by the Corporation's Common Stock. The Holders of the Preferred Class A Stock shall be entitled to 1,000 (one thousand) votes per share of Preferred Class A Stock.

(g) Reservation of Shares of Common Stock. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Preferred Class A Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders of Preferred Class A Stock, such number of shares of Common Stock as shall be issuable upon the conversion of the outstanding Preferred Class A Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding Preferred Class A Stock, the Corporation will take such corporate action necessary to increase its authorized shares of Common Stock to such number as shall be sufficient for such purpose. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and non assessable.

IN WITNESS WHEREOF, on this 7th day of March 2018, said Fovea Jewelry Holdings, Ltd. has caused this Certificate to be signed by the Board of Directors

Fovea Jewelry Holdings, Ltd.

By:________________________

Jiamin Zhang, Director

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

Certified Copy

February 20, 2019

Job Number: C20190219-1115
Reference Number: 00011242087-85
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	**Description**	**Number of Pages**
20190073664-68	Certificate of Correction	1 Pages/1 Copies

Respectfully,

Barbara K. Cegavske
Secretary of State

Certified By: Clair Fry
Certificate Number: C20190219-1115

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090403

Filed in the office of	Document Number
Barbara K. Cegavske	20190073664-68
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 02/19/2019 11:30 AM
	Entity Number E0067062006-5

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

Fovea Jewelry Holdings, Ltd.

2. Description of the original document for which correction is being made:

Certificate of Designation for Nevada Profit Corporations.

3. Filing date of the original document for which correction is being made: 03/08/2018

4. Description of the inaccuracy or defect:
The number of authorized shares of Preferred Stock is 1,000,000 not 5,000,000., $0.001 par value.

5. Correction of the inaccuracy or defect:
"IT IS HEREBY RESOLVED, the Corporation shall authorize 1,000,000 shares of Preferred Stock; $0.001 par value.

6. Signature:

X [signature]

Authorized Signature

President
Title *

Date 2/13/19

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

SECRETARY OF STATE

STATE OF NEVADA

CERTIFICATE OF EXISTENCE
WITH STATUS IN GOOD STANDING

I, Barbara K. Cegavske, the duly elected and qualified Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, non-profit corporations, corporation soles, limited-liability companies, limited partnerships, limited-liability partnerships and business trusts pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, **FOVEA JEWELRY HOLDINGS, LTD.**, as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since February 1, 2006, and is in good standing in this state.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on February 4, 2019.

Barbara K. Cegavske

Barbara K. Cegavske
Secretary of State

Certified By: Heather Christensen
Certificate Number: C20190130-3908

STATE OF WYOMING
Office of the Secretary of State

I, EDWARD A. BUCHANAN, Secretary of State of the State of Wyoming, do hereby certify that

Fovea Jewelry Holdings, Ltd.

a business entity originally organized under the laws of Nevada on February 1, 2006, did on March 18, 2019 apply for a Certificate of Domestication and filed Articles of Domestication in the office of the Secretary of State of Wyoming.

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **18th** day of **March**, **2019**

Secretary of State

By: Bailey Johnson

Filed Date: 03/18/2019